 Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO

REVENUE SHARING AND NOTE PURCHASE AGREEMENT

This FIRST AMENDMENT TO REVENUE SHARING AND NOTE PURCHASE AGREEMENT (this “Amendment”) is dated as of March 1, 2016 among SITO Mobile, Ltd., a Delaware corporation (“Parent”), SITO Mobile Solutions, Inc., a Nevada corporation (“Licensee”) and SITO Mobile R&D IP, LLC, a Delaware limited liability company (“Owner”, and, collectively, together with Parent and Licensee, the “Company”), Fortress Credit Co LLC as collateral agent (the “Collateral Agent”) and the Purchasers and amends that certain Revenue Sharing and Note Purchase Agreement between the Company, the Collateral Agent and the Purchasers as of October 3, 2014 (such Agreement, as amended hereby and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the parties have agreed to restructure the monthly amortization payments in exchange for a $100,000 structuring fee and 200,000 shares of common stock of the Parent.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment. Subject to the effectiveness of this Amendment, the Agreement shall be amended by adding the following proviso to the end of Section 2.2.4.3:

“; provided, that notwithstanding the foregoing, the amount of each monthly amortization payment commencing with the payment due on the last Business Day of February, 2016 through the payment due on the last Business Day of February 2017, shall be One Hundred Seventy Five Thousand Dollars ($175,000), and shall be Three Hundred Thousand Dollars ($300,000) per month thereafter, until the last Business Day of the month preceding the Maturity Date. For the avoidance of doubt, the entire remaining principal balance of the Notes shall be due and payable in full on the Maturity Date.”

Section 2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the conditions set forth in this Section 2:

 2.01. Restructuring Fee. The Company agrees to promptly pay to the Purchasers a $100,000 structuring fee (out of which fee the Collateral Agent will pay its counsel fees and disbursements in connection with the Amendment) (such payment, the “Restructuring Payment”).

2.02. Equity Issuance. In consideration of the restructuring of the monthly amortization payments in accordance with Section 2.2.4.3, as amended by this Amendment, Parent hereby issues to the Purchaser, and the Purchaser hereby subscribes for, 200,000 shares of common stock, par value $0.001 per share, of Parent (the “Shares”), all of which Shares shall be duly authorized, validly issued, fully paid and nonassessable (such issuance, the “Equity Issuance”).

Section 3. Representations of Purchaser.

(a) Purchaser agrees that the Shares may only be disposed of in compliance with state and federal securities laws and, so long as such Shares are not disposed of pursuant to an effective registration statement or an available exemption from such registration, shall bear a legend in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(b) Purchaser covenants that it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act of 1934.

(c) Purchaser is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting Purchaser’s right to sell the Shares in compliance with applicable federal and state securities laws).

(d) Purchaser represents that it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the issuance of Shares.

2

Section 4. Representations of Parent. Parent hereby makes the following representations, warranties and acknowledgments to Purchaser:

(a) Authorization; Enforcement. Parent has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Amendment, including the Restructuring Payment and the Equity Issuance, and otherwise to carry out its obligations hereunder. The execution and delivery of this Amendment by Parent and the consummation by it of the transactions contemplated hereby, including the Restructuring Payment and the Equity Issuance, have been duly authorized by all necessary action on the part of Parent and no further action is required by Parent, its board of directors or Parent’s stockholders in connection therewith. This Amendment has been (or upon delivery will have been) duly executed by Parent and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance by Parent of this Amendment, the consummation by Parent of the Restructuring Payment, the Equity Issuance and the other transactions contemplated hereby, do not and will not (i) conflict with or violate any provision of Parent’s or any of Parent’s subsidiaries’ certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of Parent or any subsidiary of Parent, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing Parent debt or otherwise) or other understanding to which Parent or any subsidiary of Parent is a party or by which any property or asset of Parent or any subsidiary of Parent is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Parent or any subsidiary of Parent is subject (including federal and state securities laws and regulations), or by which any property or asset of Parent or any subsidiary of Parent is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect on Parent’s or any of Parent’s subsidiaries’ business or operations.

(c) Filings, Consents and Approvals. Parent is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Parent of this Amendment, other than such filings as are required to be made under applicable state securities laws.

(d) Equity Issuance. The Shares are duly authorized and, when issued in accordance with this Amendment, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by Parent. Parent has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Amendment.

Section 5. Covenants Relating to Rule 144. Parent shall use its reasonable best efforts to file in a timely manner any reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended, and to take such further action as any of the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time (“Rule 144”). Parent shall, in connection with any sale, transfer or other disposition by any Purchaser of any Shares pursuant to Rule 144, promptly cause the timely preparation and delivery of certificates representing the Shares to be sold and the removal of any legend restricting transfers of the Shares, and enable certificates for such Shares to be issued (or, in the case of book-entry shares, make or cause to be made appropriate notifications on the books of Parent's transfer agent) for such number of shares and registered in such names as the Purchaser may reasonably request and to provide a customary opinion of counsel required by Parent's transfer agent.

3

Section 6. Miscellaneous. Except as specifically amended or waived above, the Agreement and the other Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Collateral Agent or any Purchaser under the Agreement or any Document, nor constitute a waiver of any provision of the Agreement or any Document. This Amendment is a Document for all purposes of the Agreement. This Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.

Section 7. Governing Law. This Amendment, and any issue, claim or proceeding arising out of or relating to this Amendment or the conduct of the parties hereto, whether now existing or hereafter arising and whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of New York.

[Signature pages follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

Revenue Participant:

CF DB EZ LLC

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Note Purchasers:

CF EZ LLC

By: Drawbridge Special Opportunities Advisors LLC, its managing member

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED

By: FCO V CLO CM LLC, its collateral manager

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

[Signature Page to First Amendment to Revenue Sharing and Note Purchase Agreement]

5

Collateral Agent:

Fortress Credit Co LLC

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Company:

SITO MOBILE, LTD.

By:	/s/ Jerry Hug
Jerry Hug
Title:	CEO

SITO MOBILE SOLUTIONS, INC.

By:	/s/ Jerry Hug
Jerry Hug
Title:	President

SITO MOBILE R&D IP, LLC

By:	/s/ Jerry Hug
Jerry Hug
Title:	Authorized Manager

[Signature Page to First Amendment to Revenue Sharing and Note Purchase Agreement]

6